Exhibit 99.1

Bitech Technologies Executes a Binding LOA with Bridgelink for a Business Combination to Develop 5.8 GW of Utility Power for BESS and Solar Projects including Pre-Negotiated Financing and Key Resources Procurement

Newport Beach, CA, January 12, 2024 – Bitech Technologies Corporation [OTCQB: BTTC], (“the Company” or “Bitech”) a global technology solution provider dedicated to green energy solutions, is pleased to announce a binding Letter of Agreement (LOA) for a business combination with Bridgelink Development, LLC (“Bridgelink” or “BLD”), a leading solar and energy storage development company based in Fort Worth, Texas, together with the successful pre-negotiated financing of a significant investment amount toward a total 5.8 GW pipeline of utility power, procurement of key resources, and the establishment of a joint venture with an undisclosed larger infrastructure group.

These strategic initiatives between Bitech and Bridgelink underscore our joint force commitment to advancing BLD’s 3.840 gigawatts (GW) of solar projects and 1.965 GW of Battery Energy Storage Systems (BESS) projects in the United States including Texas, Arizona, and Louisiana. The pre-negotiated financing, procurement efforts, and joint venture partnership are pivotal steps in accelerating the development and deployment of sustainable energy solutions. We, Bitech and Bridgelink, together, plan to continue to progress development of the projects by utilizing a Share Subscription Agreement we are finalizing for up to $250 Million, committed Letter of Intent for one of our late-stage BESS projects near Houston, TX for up to $100 Million, as well as securing the sale of the Incentive Tax Credits (ITC).

The Business Combination calls for a capital infusion of not less than a $50 Million into the newly combined entity upon closing this transaction. The capital infusion shall be used for the business operations of a new Bitech including, but not limited to, the pursuit, execution, and/or implementation of the Development Projects, as well as the ongoing technology innovations, identification, pursuit, and/or acquisition of emerging technologies and/or companies owning or operating such technologies involving BESS, Solar, EMS, EV charging storage, micro grids, and/or other such “clean technologies”. Upon consummation of the Business Combination, the Company shall consist of two divisions or operational units: (1) a division that will pursue, execute, and/or implement the Development Projects (the “BESS and Solar Division”); and (2) a division that will pursue the technology solutions and acquisition business (the “Technology Solutions and Acquisition Division”). The Business Combination is expected to create new opportunities for employees as the combined expertise of Bridgelink and Bitech to accelerate project development, ultimately leading to the Commercial Operation Dates (COD) of the solar and BESS projects.

The LOA is a mutual commitment for a business combination (the “Business Combination”) between Bitech and Member (defined as BLD), where Member shall cause BLD to (i) transfer BLD’s assets and development service agreements (collectively, “Development Projects”) consisting of (a) the BESS Development Projects and (b) the Solar Development Projects, into a newly created entity (“New Entity” or “Target”) at or prior to the closing date and (ii) the owner or owners of Target shall exchange one hundred percent (100%) of the issued and outstanding units of Target, for an equity conversion of equivalent $50 Million in Bitech’s Common Stock (the “Exchange Shares”) such that Target will become a wholly owned subsidiary of Bitech upon the closing of the transaction. The number of Exchange Shares to be issued to Target represents approximately 31.8% of the issued and outstanding shares of Bitech’s capital stock on a proforma basis after giving effect to the issuance of the Exchange Shares (the “Exchange Share Price”).

“The successful pre-negotiated financing, procurement, and joint venture with a larger infrastructure group represent significant milestones for Bridgelink as we contribute to this business combination with Bitech to continue to drive innovation and sustainability in the energy sector. These strategic initiatives position us for continued success as we work diligently to bring our solar and energy storage projects to fruition. We are excited about the opportunities with Bitech that lie ahead and remain dedicated to our mission of advancing clean, renewable energy solutions,” stated Cole W. Johnson, Chairman & CEO of Bridgelink.

This strategic partnership with a well-planned business combination marks a significant milestone for both Bitech and Bridgelink as both parties align with their foreseeable visions of advancing sustainable energy solutions together. The collaboration with Bitech, a technology-driven energy solutions company, will leverage the strengths of both organizations to expedite the development and deployment of solar and BESS projects in the U.S in a cost-effective manner.

“Bitech is delighted to announce our partnership with Bridgelink, a leading company in the solar and energy storage industry. This collaboration is a perfect match for Bitech’s dedication to providing cutting-edge and sustainable energy solutions. By joining forces, we aim to advance Bridgelink’s impressive pipeline of solar and energy storage projects while navigating the complexities of project development together. Our collective strengths and expertise will allow us to bring these projects to completion efficiently, delivering tangible benefits to our stakeholders and the communities we serve. As two companies committed to the clean energy transition, we are excited about the potential impact this partnership can have on accelerating the shift towards a more sustainable future,” commented Benjamin Tran, Chairman and CEO of Bitech Technologies, sharing his enthusiasm for this partnership.

The planned Business Combination between Bitech and Bridgelink is a strategic alliance that represents a vital step towards promoting sustainable practices and creating a greener future. With both companies joining forces, our focus on renewable energy will bring new projects to life, greatly impacting the clean energy landscape. By leveraging our expertise and resources, this collaborative effort has the potential to make a significant difference for our employees, stakeholders, and the environment. This partnership is a testament to our commitment to driving positive change and creating a more sustainable world for generations to come. By harnessing the power of renewable energy, we are paving the way for a cleaner world with reduced carbon emissions and increased energy efficiency.

About Bitech Technologies Corporation

Bitech Technologies Corporation (OTCQB: BTTC), is a technology solutions enabler dedicated to providing a suite of green energy solutions to renewable energy initiatives including knowledge-based online content business in the green energy sector. We pursue these innovative energy technologies through system integration solutions while participating in grid-balancing Battery Energy Storage System (BESS) projects, aiming to apply latest Energy Management System (EMS) technologies in the green energy sector. While participating in the clean energy economy, we are seeking business partnerships with defensible technology innovators and renewable energy providers to facilitate investments, provide new market entries toward emerging-growth regions and implement or manufacture these innovative, scalable energy system solutions with technological focuses on smart grids, Home Energy Management System (HEMS), Building Energy Management System (BEMS), City Energy Management System (CEMS), energy storage, and EV related infrastructure. For more information, please visit www.bitech.tech.

About Bridgelink Development LLC

Bridgelink Development, LLC is a leading solar and energy storage development company headquartered in Fort Worth, Texas. With a commitment to advancing sustainable energy solutions, Bridgelink focuses on the development of utility-size solar and BESS projects throughout the U.S.

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements”. Forward-looking statements also may be included in other publicly available documents issued by BTTC and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance.

Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause BTTC’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for BTTC’s products and services, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission from time to time, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K, which are available on the Securities and Exchange Commission’s website at sec.gov. We assume no obligation to update any forward-looking statements contained in this press release.

Contact:

Bitech Technologies Corporation

Investor Relations

Tel: 1.855.777.0888

Email: info@bitech.tech

Contact:

Bridgelink Development, LLC

Investor Relations

Tel: 682-308-7941

Email: info@bridgelinkinvestments.com